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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2000 relating to the financial statements of MarkWest Hydrocarbon, Inc. ("MarkWest"), which appears in MarkWest's Annual Report on Form 10-K for the year ended December 31, 1999.




PricewaterhouseCoopers LLP

Denver, Colorado
May 18, 2000
























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